UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

HILLSTREAM BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

HILLSTREAM BIOPHARMA, INC.

1200 Route 22 East, Suite 2000

Bridgewater, NJ 08807

Explanatory Note

On June 17, 2022, Hillstream BioPharma, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related proxy card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Card inadvertently included a column for stockholders to abstain from voting with respect to the director nominees named in the Original Proxy Statement. The purpose of filing this supplement is to include a revised proxy card to correct such error. No other changes have been made to the Original Proxy Statement.

HILLSTREAM BIOPHARMA, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 8, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Randy Milby as proxy to represent and to vote all of the shares of common stock of Hillstream BioPharma, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on August 8, 2022 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In his discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSAL LISTED BELOW.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated below.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 8, 2022 at 9:00 a.m. EDT at the Company's offices located at 1200 Route 22 East, Suite 2000, Bridgewater, NJ 08807. The proxy statement and 2021 Annual Report on Form 10-K are available at www.annualgeneralmeetings.com/hillstream.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Hillstream BioPharma, Inc. to be held at Hillstream BioPharma's offices located at 1200 Route 22 East, Suite 2000, Bridgewater, NJ 08807, on August 8, 2022, beginning at 9:00 a.m. EDT.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2

1. Election of Directors
   Nominees.

	FOR	WITHHOLD
01. Randy Milby	☐	☐
02. Leonard Mazur	☐	☐
03. Lynne A. Bui	☐	☐
04. Sireesh Appajosyula	☐	☐

2. Proposal to ratify the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Date: ______________________________

Signature: ______________________________

Name (printed): ______________________________

Title: ______________________________

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://ipst.pacificstocktransfer.com/pxlogin
  - Enter your control number (12 digit number located below)

- Via Mail:

  Pacific Stock Transfer Company
  6725 Via Austi Parkway
  Suite 300
  Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. EDT time, on August 7, 2022.